SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15 (d)
              of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  December 10, 1997
                                                 -------------------

                          JACKSONVILLE BANCORP, INC.
                          --------------------------



         TEXAS                         0-28070               75-2632781
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 (State of Incorporation)       (Commission File No.)         (IRS No)


COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS           75766
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(Address of Principal Executive Offices)                        (Zip Code)

                                  (903) 586-9861
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                  (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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     (Former Name or Former Address, If Changed Since Last Report)
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Item 5.   Other Events



Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated  December 10, 1997
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                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date: 12/10/97                                 By: /s/Jerry Chancellor
      ---------                                    --------------------
                                                   Jerry Chancellor
                                                   President
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